Filed Pursuant to Rule 424(b)(3)
Registration Statement No. 333-132747

PROSPECTUS ADDENDUM
(to Prospectus Supplements listed in Annex A hereto
and Prospectus dated March 27, 2006)
UBS AG
DEBT SECURITIES
The initial offering of your securities took place on the date set forth in the prospectus supplement relating to your securities. When we initially offered your securities, we prepared a prospectus supplement relating to your securities, which is listed in Annex A hereto according to the date of the prospectus supplement, the title of your securities and the CUSIP number for your securities. We delivered the original prospectus supplement relating to your securities attached to a “base” prospectus dated February 27, 2003.
We have now prepared a new “base” prospectus dated March 27, 2006. This new base prospectus replaces the base prospectus dated February 27, 2003. However, since the terms of your securities have remained the same, we are continuing to use the original prospectus supplement listed in Annex A.
As a result, you should read the original prospectus supplement for your securities listed in Annex A, which gives the specific terms of your securities, together with the new base prospectus dated March 27, 2006. When you read these documents, please note that all references in the original prospectus supplement to the base prospectus dated February 27, 2003, or to any sections of that base prospectus, should refer instead to the new base prospectus dated March 27, 2006, or to the corresponding section of that new base prospectus.
In addition, please disregard the table of contents for the base prospectus dated February 27, 2003 that is provided in the original prospectus supplement for your securities. A table of contents for the new base prospectus is provided on page 2 of the new base prospectus.
UBS AG, UBS Securities LLC, UBS Financial Services Inc. and other affiliates of UBS AG may use this prospectus addendum, together with the prospectus supplements listed in Annex A and the new base prospectus, in connection with offers and sales of the securities listed in Annex A in market-making transactions. Please see “Supplemental Plan of Distribution” in the original prospectus supplement for your securities and “Plan of Distribution” in the new base prospectus.
UBS Investment Bank            UBS Financial Services Inc.
Prospectus Addendum dated March 27, 2006

ANNEX A

Date of
Prospectus
Supplement:	Title of Securities:	CUSIP Number:

8/28/2001	$54,000,000 BULSsm due September 1, 2006	90261KAP5
10/11/2001	$4,500,000 BULSsm linked to the S&P 500® Index due October 17, 2006	90261KAQ3
1/28/2002	PEGSsm Equity Linked Notes: $14,000,000 linked to the U.S. PEG 20 Index due February 1, 2007	90261KAW0
4/25/2002	Principal Protected Notes: $9,000,000 Notes linked to the Russell 2000® Index due April 30, 2009	90261KKB5
5/23/2002	Principal Protected Notes: $6,900,000 Notes linked to the Dow Jones Industrial Averagesm due May 29, 2009	90261KBF6
6/10/2002	PEGSsm: $4,976,000 linked to UBS PEG 20 Index due June 20, 2007	90261KBG4
10/24/2002	Principal Protected Notes: $52,000,000 Notes linked to the S&P 500® Index due November 7, 2007	90261KBV1
10/30/2002	Equity-Linked Notes: $31,517,000 Notes linked to the S&P 500® Index due November 5, 2007	90261KBT6
11/21/2002	Principal Protected Notes: $14,500,000 Notes linked to the S&P 500® Index due December 7, 2007	90261KBY5
12/17/2002	Principal Protected Notes: $17,842,000 Notes linked to a basket of U.S. equity indices due October 7, 2011	90261KBZ2
1/23/2003	Principal Protected Notes: $20,000,000 Notes linked to the Dow Jones Industrial Averagesm due February 7, 2008	90261KCK4
2/20/2003	Partial Principal Protected Notes: $16,000,000 Notes linked to the S&P 500® Index due February 28, 2008	90261KCT5
2/20/2003	Principal Protected Notes: $12,660,000 Notes linked to the S&P 500® Index due September 8, 2010	90261KCN8
3/25/2003	Principal Protected Notes: $30,000,000 Notes linked to the S&P 500® Index due April 8, 2010	90261KCZ1
3/25/2003	Partial Principal Protected Notes: $8,000,000 Notes linked to the S&P 500® Index due November 5, 2010	90261KCX6

ANNEX A

Date of
Prospectus
Supplement:	Title of Securities:	CUSIP Number:

4/1/2003	Principal Protected Notes: $24,223,000 Notes linked to the S&P 500® Index due October 7, 2009	90261KDA5
4/23/2003	Principal Protected Notes: $31,000,000 Notes linked to the S&P 500® Index due May 7, 2010	90261KDE7
5/21/2003	Principal Protected Notes: $23,000,000 Notes linked to the S&P 500® Index due June 7, 2010	90261KDH0
5/22/2003	Principal Protected Notes: $26,000,000 Notes linked to Gold Bullion due August 29, 2008	90261KDL1
6/23/2003	Partial Principal Protected Notes: $11,200,000 Notes linked to the S&P 500® Index due February 28, 2011	90261KDZ0
6/23/2003	Principal Protected Notes: $10,000,000 Notes linked to the S&P 500® Index due July 8, 2010	90261KDY3
7/24/2003	Principal Protected Notes: $7,750,000 Notes linked to the S&P 500® Index due August 6, 2010	90261KED8
8/20/2003	Principal Protected Notes: $5,100,000 Notes linked to the S&P 500® Index due September 8, 2009	90261KEV8
9/23/2003	Principal Protected Notes: $4,500,000 Notes linked to the S&P 500® Index due July 30, 2009	90261KFE5
10/24/2003	Principal Protected Callable Notes: $11,000,000 Notes linked to the S&P 500® Index due January 31, 2012	90261KFS4
12/23/2003	Principal Protected Notes: $25,500,000 Notes linked to the S&P 500® Index due January 8, 2009	90261KGC8
1/23/2004	Contingent Protection Notes: $11,500,000 Notes linked to the S&P 500® Index due August 7, 2009	90261KGQ7
1/23/2004	Principal Protected Notes: $7,500,000 Notes linked to the S&P 500® Index due February 6, 2009	90261KGT1
2/23/2004	Principal Protected Notes: $17,000,000 Notes linked to the S&P 500® Index due May 31, 2011	90261KHK9
2/23/2004	Contingent Protection Notes: $3,500,000 Notes linked to the S&P 500® Index due February 27, 2009	90261KHH6
3/24/2004	Principal Protected Notes: $15,500,000 Notes linked to the S&P 500® Index due January 3, 2012	90261KHL7

ANNEX A

Date of
Prospectus
Supplement:	Title of Securities:	CUSIP Number:

5/21/2004	Principal Protected Notes: $8,000,000 Notes linked to the S&P 500® Index due May 31, 2011	90261KHS2
6/24/2004	Partial Principal Protected Notes: $22,000,000 Notes linked to the Nikkei 225® Index due March 31, 2010	90261KHV5
7/15/2004	Partial Principal Protected Notes: $6,000,000 Notes linked to an Index Basket due July 22, 2011	90261KHX1
7/23/2004	Principal Protected Notes: $16,000,000 Notes linked to the S&P 500® Index due August 7, 2009	90261KHW3
7/26/2004	Partial Principal Protected Notes: $15,000,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due October 30, 2009	90261KHR4
9/24/2004	Enhanced Appreciation Securities: $60,000,000 Notes linked to the S&P 500® Index due March 31, 2006	90261KHZ6
9/24/2004	Principal Protected Notes: $12,000,000 Notes linked to the S&P 500® Index due October 7, 2010	90261KJA9
10/25/2004	Enhanced Appreciation Securities: $38,500,000 Notes linked to the S&P 500® Index due April 28, 2006	90261KJB7
	$11,000,000 Notes linked to the Nasdaq-100 Index® due April 28, 2006	90261KJC5
10/25/2004	Principal Protected Notes: $9,000,000 Notes linked to the Consumer Price Index and the S&P 500® Index due November 7, 2012	90261KJE1
11/23/2004	Notes: $8,600,000 Notes linked to the CBOE S&P 500 BuyWrite Index (BXMsm) due December 5, 2006	90261KJG6
11/24/2004	Enhanced Appreciation Securities: $34,000,000 Notes linked to the S&P 500® Index due May 31, 2006	90261KJJ0
	$10,500,000 Notes linked to the Nikkei 225® Index due May 31, 2006	90261KJL5
11/24/2004	Partial Principal Protected Notes: $16,000,000 Notes linked to an Index Basket due September 30, 2009	90261KJK7
12/22/2004	Enhanced Appreciation Securities: $29,000,000 Notes linked to a basket of common stocks due June 30, 2006	90261KJN1
12/22/2004	Enhanced Appreciation Securities: $22,000,000 Notes linked to the S&P 500® Index due June 30, 2006	90261KJP6

ANNEX A

Date of
Prospectus
Supplement:	Title of Securities:	CUSIP Number:

1/24/2005	Partially-Protected Euro Linked Securities: $9,190,000 95% Principal Protected Notes linked to the EUR/USD Exchange Rate due July 31, 2006	90261KJV3
1/25/2005	Partial Principal Protected Notes: $20,000,000 Notes linked to an Index Basket due March 31, 2010	90261KJU5
1/25/2005	Commodity Linked Notes: $12,000,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due January 31, 2007	90261KJR2
1/25/2005	Enhanced Appreciation Securities: $27,000,000 Notes linked to the S&P 500® Index due July 31, 2006	90261KJT8
1/25/2005	Covered Call Strategy Notes: $13,500,000 Notes linked to the CBOE S&P 500 BuyWrite Index (BXMsm) due January 31, 2007	90261KJS0
2/22/2005	Principal Protected Notes: $6,000,000 Notes linked to the S&P 500® Index due May 31, 2011	90261KJW1
2/22/2005	Partial Principal Protected Notes: $15,000,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due February 26, 2010	90261KJX9
2/22/2005	Partial Principal Protected Notes: $12,000,000 Notes linked to an Index Basket due November 30, 2009	90261KJY7
2/22/2005	Covered Call Strategy Notes: $3,000,000 Notes linked to the CBOE S&P 500 BuyWrite Index (BXMsm) due February 28, 2007	90261KJZ4
2/22/2005	Enhanced Appreciation Securities: $35,000,000 Notes linked to the S&P 500® Index due August 31, 2006	90261KKA7
3/24/2005	Commodity Linked Notes: $14,000,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due March 31, 2007	90261KKB5
3/24/2005	Partial Principal Protected Notes: $23,000,000 Notes linked to an Index Basket due June 30, 2009	90261KKD1
4/6/2005	Partially-Protected Euro Linked Securities: $6,805,000 98.75% Principal Protected Notes linked to the EUR/USD Exchange Rate due April 12, 2006	90261KKL3
4/21/2005	Partially-Protected Bear Yield Notes: $28,000,000 90% Principal Protected Senior Notes linked to the 10-Year Constant Maturity U.S. Treasury Rate due October 27, 2006	90261KKR0
4/25/2005	Partial Principal Protected Notes: $16,000,000 Notes linked to an Index Basket due September 30, 2008	90261KKG4
4/25/2005	Enhanced Appreciation Securities: $30,000,000 Notes linked to the S&P 500® Index due October 31, 2006	90261KKH2

ANNEX A

Date of
Prospectus
Supplement:	Title of Securities:	CUSIP Number:

4/25/2005	Commodity Linked Notes: $11,000,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due April 30, 2007	90261KKF6
5/17/2005	Partially-Protected Bear Yield Notes: $22,500,000 90% Principal Protected Senior Notes linked to the 10-Year Constant Maturity U.S. Treasury Rate due November 22, 2006	90261KKU3
5/20/2005	Partially-Protected Canadian Dollar (CAD) Linked Securities: $9,700,000 95% Principal Protected Notes linked to the USD/CAD Exchange Rate due May 26, 2006	90261KKV1
5/23/2005	Commodity Linked Notes: $15,000,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due May 31, 2007	90261KKN9
5/23/2005	Enhanced Appreciation Securities: $18,600,000 Notes linked to the S&P 500® Index due November 30, 2006	90261KKM1
5/23/2005	Enhanced Appreciation Securities: $43,000,000 Notes linked to the Dow Jones EURO STOXX 50sm Index due July 31, 2006	90261KKT6
5/23/2005	Partial Principal Protected Notes: $7,000,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due May 28, 2010	90261KKS8
5/23/2005	Partial Principal Protected Notes: $9,000,000 Notes linked to an Index Basket due November 30, 2009	90261KKP4
6/23/2005	Partially-Protected Bear Yield Notes: $3,574,000 90% Principal Protected Senior Notes linked to the 10-Year Constant Maturity U.S. Treasury Rate due December 29, 2006	90261KLD0
6/24/2005	Principal Protected Notes: $15,000,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due December 30, 2011	90261KKW9
6/24/2005	Commodity Linked Notes: $13,000,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due June 29, 2007	90261KKX7
6/24/2005	Partial Principal Protected Notes: $11,000,000 Notes linked to an Index Basket due March 31, 2009	90261KKY5
6/24/2005	Enhanced Appreciation Securities: $23,000,000 Notes linked to the S&P 500® Index due December 29, 2006	90261KKZ2
6/24/2005	Partially-Protected Canadian Dollar (CAD) Linked Securities: $1,255,000 98% Principal Protected Notes linked to the USD/CAD Exchange Rate due June 29, 2006	90261KLB4

ANNEX A

Date of
Prospectus
Supplement:	Title of Securities:	CUSIP Number:

7/19/2005	Principal Protected Notes: $7,000,000 Notes linked to an Index Basket due July 30, 2010	90261KLE8
7/19/2005	Partial Principal Protected Notes: $12,300,000 Notes linked to an Index Basket due July 30, 2010	90261KLF5
7/22/2005	Enhanced Bearish Securities: $67,000,000 Notes linked to the PHLX Housing Sectorsm Index due July 31, 2007	90261KLA6
7/25/2005	Partial Principal Protected Notes: $7,000,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due July 30, 2010	90261KLC2
7/25/2005	Principal Protected Notes: $3,000,000 Notes linked to Gold Bullion due April 29, 2011	90261KLN8
7/25/2005	Callable 5-Year Daily Range Accrual Notes: $9,736,000 Callable Senior Notes With Interest Linked To The 3-Month USD LIBOR Rate due July 29, 2010, Callable Commencing October 2005	90261KLG3
7/26/2005	Principal Protected Notes: $6,000,000 Notes linked to an Index Basket due August 4, 2008	90261KLP3
7/26/2005	Enhanced Appreciation Securities: $5,000,000 Notes linked to the AMEX Gold BUGS Index® due January 31, 2007	90261KLM0
8/4/2005	Partial Principal Protected Notes: $6,700,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due August 11, 2010	G9213K839
8/4/2005	Partial Principal Protected Notes: $3,500,000 Notes linked to an Index Basket due August 11, 2010	G9213K821
8/23/2005	Callable 5-Year Daily Range Accrual Notes: $2,819,000 Callable Senior Notes With Interest Linked To The 3-Month USD LIBOR Rate due August 30, 2010 Callable Commencing November 2005	90261KLQ1
8/24/2005	Enhanced Appreciation Securities: $91,000,000 Notes linked to the S&P 500® Index due February 28, 2007	G9213L407
8/24/2005	Partially-Protected Euro Linked Securities: $2,692,000 90% Principal Protected Notes linked to the EUR/USD Exchange Rate due August 30, 2006	90261KLR9
8/25/2005	Enhanced Appreciation Securities: $9,000,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due December 29, 2006	G9213L399
8/25/2005	Partial Principal Protected Notes: $18,500,000 Notes linked to an Index Basket due August 31, 2010	G9213K813

ANNEX A

Date of
Prospectus
Supplement:	Title of Securities:	CUSIP Number:

8/26/2005	Partial Principal Protected Notes: $8,000,000 Notes linked to an Index Basket due September 30, 2010	G9213L381
9/23/2005	Principal-Protected FX and Gold Linked Securities: $25,859,000 100% Principal Protected Notes linked to a Currency and Gold Basket due September 27, 2007	90261KLS7
9/23/2005	Enhanced Appreciation Securities: $10,615,000 Notes linked to the S&P 500® Index due March 30, 2007	G9213L456
9/27/2005	Enhanced Appreciation Securities: $18,000,000 Notes linked to the Nikkei 225® Index due March 30, 2007	G9213L423
9/27/2005	Partial Principal Protected Notes: $11,000,000 Notes linked to an Index Basket due March 31, 2009	G9213L431
9/27/2005	Commodity Linked Notes: $12,000,000 Notes linked to the Dow Jones-AIG ExEnergy Sub-Indexsm due September 28, 2007	G9213L449
9/27/2005	Enhanced Bearish Securities: $23,000,000 Notes linked to the PHLX Housing Sectorsm Index due September 28, 2007	G9213L415
10/14/2005	Callable 1-Year Daily Range Accrual Notes: $5,516,000 Callable Senior Notes With Interest Linked To The 3-Month USD LIBOR Rate due October 25, 2006, Callable Commencing January 2006	90261KLT5
10/21/2005	Principal-Protected FX and Gold Linked Securities: $15,231,000 100% Principal Protected Notes linked to a Currency and Gold Basket due October 25, 2007	90261KLU2
10/31/2005	Commodity Linked Notes: $59,400,000 Notes linked to the Rogers International Commodity Index® Excess Returnsm due October 31, 2007	G9213L472
10/31/2005	Enhanced Appreciation Securities: $26,500,000 Notes linked to the S&P 500® Index due April 30, 2007	G9213L480
11/9/2005	Commodity Linked Notes: $4,746,000 Notes linked to the Rogers International Commodity Index® Excess Returnsm due November 17, 2010	G9213L621
11/18/2005	Callable Barrier Bear Yield Notes: $7,420,000 Senior Notes (Linked to the 10-Year Constant Maturity U.S. Treasury Rate) due November 29, 2006	90261KLV0
11/22/2005	Principal Protected Notes: $62,000,000 Notes linked to an Index Basket due February 28, 2011	G9213L852
11/23/2005	Commodity Linked Notes: $22,000,000 Notes linked to the Rogers International Commodity Index® Excess Returnsm due November 30, 2007	G9213L878

ANNEX A

Date of
Prospectus
Supplement:	Title of Securities:	CUSIP Number:

11/23/2005	Partial Principal Protected Notes: $14,000,000 Notes linked to the Rogers International Commodity Index® Excess Returnsm due November 30, 2010	G9213L860
11/23/2005	Partially-Protected Euro Linked Securities: $15,933,000 95% Principal Protected Notes linked to the EUR/USD Exchange Rate due November 29, 2006	90261KLW8
12/21/2005	Principal Protected Notes: $27,000,000 Notes linked to an Index Basket due November 30, 2011	G9183D252
12/21/2005	Partial Principal Protected Notes: $21,000,000 Notes linked to a Commodity Index Basket due March 31, 2010	G9183D260
12/22/2005	Dual Barrier Yield Notes: $3,823,000 Senior Notes (Linked to the 10-Year Constant Maturity U.S. Treasury Rate) due December 29, 2006	90261KLY4
12/22/2005	Enhanced Appreciation Securities: $33,000,000 Notes linked to the S&P 500® Index due June 29, 2007	G9183D104
12/22/2005	Principal Protected Notes: $21,000,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due August 31, 2011	G9183D112
12/22/2005	Partial Principal Protected Notes: $26,000,000 Notes linked to an Index Basket due October 31, 2008	G9183D120
12/22/2005	Enhanced Appreciation Securities: $4,200,000 Notes linked to the Silver Spot Price due June 29, 2007	G9183D245
12/22/2005	Principal-Protected FX Linked Securities: $5,392,000 100% Principal Protected Notes linked to a Currency Basket due December 21, 2007	90261KLX6
1/20/2006	Principal Protected Notes: $10,374,000 Notes linked to an Index Basket due June 30, 2011	G9183D641
1/24/2006	Bearish Callable Notes: $37,000,000 Notes linked to PHLX Housing Sectorsm Index due February 7, 2008	G9183D518
1/24/2006	Principal-Protected FX Linked Securities: $7,746,000 100% Principal Protected Notes linked to a Currency Basket due January 28, 2008	90261KLZ1
1/25/2006	Principal Protected Notes: $22,000,000 Notes linked to an Index Basket due January 31, 2012	G9183D526
1/25/2006	Commodity Linked Notes: $9,000,000 Notes linked to the Better Performing Index: Dow Jones-AIG Commodity Indexsm or Dow Jones-AIG ExEnergy Sub-Indexsm due November 30, 2009	G9183D500

ANNEX A

Date of
Prospectus
Supplement:	Title of Securities:	CUSIP Number:

1/24/2006	Callable 2-Year Daily Range Accrual Notes:
	$10,026,000 Callable Senior Notes due January 31, 2008, Callable Commencing April 2006, With Interest Linked To The 10-Year Constant Maturity U.S. Treasury Rate due January 31, 2008	90261KMA5
2/9/2006	Partial Principal Protected Notes: $8,000,000 Notes linked to an Index Basket due February 18, 2011	G91654411
2/13/2006	Partial Principal Protected Notes: $20,002,000 Notes linked to an Index Basket due May 19, 2008	G91654395
2/16/2006	Partial Principal Protected Notes: $5,000,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due February 24, 2011	90261J202
2/16/2006	Partial Principal Protected Notes: $5,000,000 Notes linked to an Index Basket due February 24, 2011	90261J301
2/16/2006	Partially-Protected Japanese Yen (JPY) Linked Securities: $9,548,000 90% Principal Protected Notes linked to the USD/JPY Exchange Rate due August 24, 2007	90261KMC1
2/17/2006	Partially-Protected Euro Linked Securities: $2,080,000 95% Principal Protected Notes linked to the EUR/USD Exchange Rate due August 24, 2007	90261KMB3
2/21/2006	Bearish Callable Notes: $10,500,000 Notes linked to PHLX Housing Sectorsm due March 7, 2008	G91654403
2/21/2006	Enhanced Appreciation Securities: $78,000,000 Notes linked to the S&P 500® Index due August 31, 2007	G91654361
2/22/2006	Commodity Linked Notes: $30,000,000 Notes linked to the Rogers International Commodity Index® Excess Returnsm due February 29, 2008	G91654379
2/22/2006	Partial Principal Protected Notes: $6,700,000 Notes linked to the Rogers International Commodity Index® Excess Returnsm due January 31, 2011	G91654429
2/22/2006	Dual Barrier Yield Notes: $6,383,000 Senior Notes (Linked to the 10-Year Constant Maturity U.S. Treasury Rate) due February 28, 2007	90261KMD9
2/22/2006	Partial Principal Protected Notes: $37,000,000 Notes linked to an Index Basket due May 29, 2009	G91654387
2/22/2006	Callable 2-Year Daily Range Accrual Notes:
	$3,121,000 Callable Senior Notes due February 28, 2008, Callable Commencing May 2006, With Interest Linked To The 10-Year Constant Maturity U.S. Treasury Rate due February 28, 2008	90261KME7

ANNEX A

Date of
Prospectus
Supplement:	Title of Securities:	CUSIP Number:

3/1/2006	Contingent Protection Notes (PERLES Plus): EUR 7,000,000 Notes linked to a Basket of Telecom Stocks due March 7, 2008	XSO247037038*
3/14/2006	Partial Principal Protected Notes: $6,475,000 Notes linked to an Index Basket due March 7, 2011	G91654528
3/17/2006	5-Year Market Performance Notes: $3,900,000 Notes linked to an International Index Basket due March 23, 2011	G91654536
3/22/2006	Principal-Protected FX Linked Securities: $12,231,000 100% Principal Protected Notes linked to a Currency Basket due March 28, 2008	90261KMF4
3/23/2006	Partial Principal Protected Notes: $2,500,000 Notes linked to the Dow Jones-AIG Commodity Indexsm due March 31, 2011	G91654577
3/24/2006	Enhanced Appreciation Securities: $14,000,000 Notes linked to a Global Index Basket due March 31, 2008	G91654510
3/24/2006	Single Barrier Yield Notes: $4,507,000 Senior Notes (Linked to the 10-Year Constant Maturity U.S. Treasury Rate) due March 30, 2007	90261KMG2
3/24/2006	Enhanced Appreciation Securities: $31,000,000 Notes linked to the Dow Jones EURO STOXX 50sm Index due September 28, 2007	G91654478
3/27/2006	Enhanced Appreciation Securities: $5,000,000 Notes linked to an Asian Index Basket due March 31, 2008	G91654502
3/27/2006	Principal Protected Notes: $7,000,000 Notes linked to the Dow Jones-AIG ExEnergy Sub-Indexsm due November 30, 2009	G91654437
3/27/2006	Principal Protected Notes: $14,500,000 Notes linked to an Index Basket due December 31, 2010	G91654452
3/27/2006	Enhanced Appreciation Securities: $51,000,000 Notes linked to S&P 500® Index due September 28, 2007	G91654460
3/27/2006	Commodity Linked Notes: $16,000,000 Notes linked to the Rogers International Commodity Index® Excess Returnsm due March 31, 2008	G91654445

*ISIN Number